UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

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FinWise Bancorp
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Your **Vote** Counts!

FINWISE BANCORP

2024 Annual Meeting

Vote by June 26, 2024

11:59 PM ET

FINWISE BANCORP
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

You invested in FINWISE BANCORP and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 27, 2024.**

Get informed before you vote

View the Annual Report, Notice of Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 13, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 27, 2024
10:00 AM MDT

Jordan Commons Megaplex Theatres
Capra Room
9335 South State Street
Sandy, UT 84070

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors: **Nominees:** 01) James Giordano 02) Jeana Hutchings 03) Alan Weichselbaum	For
2.	Approve an amendment and restatement of the Finwise Bancorp 2019 Stock Option Plan to increase the number of shares of common stock available for issuance under such plan by 500,000 shares to 1,780,000 shares.	For
3.	Ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

NOTE: Such other matters that may properly be brought before the meeting and any adjournments or postponements of the meeting.

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